UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2008

CLARK HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey	08638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 396-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.

On July 8, 2008, Clark Holdings Inc. (“Clark”) issued a press release announcing that The American Stock Exchange (“Amex”) has approved the continued listing of Clark’s securities on AMEX pursuant to AMEX’s Alternative Listing Standards. The press release is attached hereto as Exhibit 99.1.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release dated July 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2008	CLARK HOLDINGS INC.

	By:	/s/ Stephen Spritzer
Stephen Spritzer Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 8, 2008.